3. SUMMARY OF MATERIAL ACCOUNTING POLICY INFORMATION: (d) Impairment (Policies)	12 Months Ended
Jan. 31, 2025
Policies
(d) Impairment

(d)Impairment

(i)Financial assets

The Company assesses on a forward-looking basis, the expected credit losses associated with its assets, even if no actual loss events have taken place.  In addition to past events and current conditions, reasonable and supportable forward-looking information that is available without undue cost or effort is considered in determining impairment.  One model applies to all financial instruments subject to impairment testing.

(ii)Non-financial assets

The carrying amounts of equipment, vehicles and furniture are reviewed at each reporting date to determine whether there is any indication of impairment.

The carrying amounts of mining properties and exploration and evaluation assets are assessed for impairment only when indicators of impairment exist, typically when one of the following circumstances applies:

•Exploration rights have / will expire in the near future;

•No future substantive exploration expenditures are budgeted;

•No commercially viable quantities discovered and exploration and evaluation activities will be discontinued; or

•Exploration and evaluation assets are unlikely to be fully recovered from successful development or sale.  If any such indication exists, then the asset’s recoverable amount is estimated.

Prior to January 31, 2022, the carrying value of the exploration and evaluation assets was reflective of historical costs incurred, which may or may not reflect their eventual recoverable value.

Mining properties and exploration and evaluation assets are also assessed for impairment upon the transfer of exploration and evaluation assets to development assets regardless of whether facts and circumstances indicate that the carrying amount of the exploration and evaluation assets is in excess of their recoverable amount.

The recoverable amount of an asset (or cash-generating unit) is the greater of its value in use and its fair value less costs to sell.  In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.  For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (the "cash-generating unit", or "CGU").  The level identified by the group for the purposes of testing exploration and evaluation assets for impairment corresponds to each mining property.

An impairment loss is recognized if the carrying amount of an asset or its CGU exceeds its estimated recoverable amount.  Impairment losses are recognized in profit or loss.  Impairment losses recognized in respect of CGUs are allocated to the assets in the unit (group of units) on a pro rata basis.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists.  An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount.  An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.